                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                              SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                           IMC GLOBAL INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/X/  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                                   NOTICE OF
                              1995 ANNUAL MEETING
                                OF STOCKHOLDERS
                                      AND
                                PROXY STATEMENT

[LOGO]

                                                               September 8, 1995
[LOGO]

Dear Stockholder:

    You are cordially invited to attend the Eighth Annual Meeting of the Stockholders of IMC Global Inc. The meeting will be held at the Omni Orrington Hotel, 1710 Orrington Avenue, Evanston, Illinois 60201-3855 on October 19, 1995, at 11:00 a.m. local time. The back page of this Proxy Statement contains directions to the Omni Orrington Hotel and parking information. A Notice of this Annual Meeting and a Proxy Statement covering the formal business of the meeting and related information which will be of interest to you are enclosed. At the meeting we shall report on the Company's operations during the fiscal year ended June 30, 1995.

    We encourage you to attend the meeting. If you plan to do so, kindly check the appropriate box on the accompanying proxy card. Whether or not you expect to attend, please promptly sign and return the proxy card in the accompanying postage-paid envelope. This will assure that your shares are represented at the meeting and will help us avoid the expense of a follow-up mailing. Even though you execute this proxy, you may revoke it at any time before it is voted. If you attend the meeting and wish to vote in person, you will be able to do so even if you have previously returned your proxy card.

    Your cooperation and prompt attention to this matter will be appreciated.

Sincerely,

CHAIRMAN AND
CHIEF EXECUTIVE OFFICER

2100 Sanders Road
Northbrook, Illinois 60062-6146
Telephone 708-272-9200

                                                   HEADQUARTERS OFFICE:
                                                   2100 SANDERS ROAD,
                                                   NORTHBROOK, ILLINOIS
                                                   60062-6146

[LOGO]

                              --------------------

                NOTICE OF EIGHTH ANNUAL MEETING OF STOCKHOLDERS
  ----------------------------------------------------------------------------

To our Stockholders:

    The Eighth Annual Meeting of the Stockholders of IMC Global Inc., a Delaware corporation, will be held on Thursday, October 19, 1995, at the Omni Orrington Hotel, 1710 Orrington Avenue, Evanston, Illinois 60201-3855 at 11:00 a.m. local time, to consider and act upon the following matters, each of which is explained more fully in the following Proxy Statement.


    1. To re-elect two directors for terms expiring in 1996, as recommended by the Board of Directors; and to re-elect three directors for terms expiring in 1998, as recommended by the Board of Directors.


    2. To authorize and to approve an amendment to the Company's 1988 Stock Option and Award Plan to increase by 1,000,000 the number of shares available to be awarded and also amend certain provisions under the Plan, as recommended by the Board of Directors.


    3. To consider and vote upon a proposal to amend the Company's Restated Certificate of Incorporation to increase the authorized number of shares of Common Stock, as recommended by the Board of Directors.


    4. To ratify the appointment of independent auditors to examine and report on the financial statements of the Company for the fiscal year ending June 30, 1996, as recommended by the Board of Directors.

    5. To transact any other business that may properly come before the meeting or any adjournment thereof.

    A proxy card for your use in voting on these matters is also enclosed.

    In accordance with the By-Laws and resolution of the Board of Directors, only common stockholders of record at the close of business on August 31, 1995 are entitled to notice of and to vote at the Annual Meeting.

Dated: September 8, 1995

By Order of the Board of Directors

MARSCHALL I. SMITH
SENIOR VICE PRESIDENT, SECRETARY
AND GENERAL COUNSEL

                                PROXY STATEMENT

IMC GLOBAL INC.

2100 SANDERS ROAD, NORTHBROOK, ILLINOIS 60062-6146


    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of IMC Global Inc. (hereinafter sometimes called the "Company," which includes subsidiaries where the context requires) for the Eighth Annual Meeting of Stockholders to be held on October 19, 1995. Notice of this meeting to all stockholders of record entitled to vote as of August 31, 1995, accompanies this statement. As of the close of business on August 31, 1995, the number of outstanding shares of Common Stock, par value $1.00, of the Company ("Common Stock") which may be voted at the meeting was 32,405,039 shares. Only common stockholders of record at the close of business on August 31, 1995, shall be entitled to vote at the Annual Meeting. Each issued and outstanding share of Common Stock is entitled to one vote. This Proxy Statement and the accompanying proxy are first being mailed to stockholders on or about September 8, 1995.



    Shares represented by proxies will be voted in accordance with directions given on the proxy card by a stockholder. Any properly executed and returned proxy not specifying to the contrary will be voted for the election of the Board's nominees for directors, in favor of ratifying the appointment of independent auditors, authorizing and approving an amendment to the Company's Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock, authorizing and approving an amendment to the 1988 Stock Option and Award Plan and in the discretion of the holder of proxies as to any other matter that is properly presented at the meeting. A stockholder giving a proxy has the right to revoke it at any time before it has been voted at the meeting.


    A proxy submitted by a stockholder may indicate that all or a portion of the shares represented by such proxy are not being voted by such stockholder with respect to a particular matter. This could occur, for example, when a broker is not permitted to vote stock held in street name on certain matters in the absence of instructions from the beneficial owner of the stock. The shares subject to any such proxy which are not being voted with respect to a particular matter (the "non-voted shares") will be considered shares not present and entitled to vote on such matter, although such shares may be considered present and entitled to vote for other purposes and will count for purposes of determining the presence of a quorum.


    The affirmative vote of a plurality of the shares of Common Stock present in person or by proxy at the Annual Meeting and entitled to vote in the election of directors is required to elect directors. Accordingly, if a quorum is present at the meeting, the two persons standing for election for the class of directors whose term expires at the 1996 Annual Meeting who receive the greatest number of votes will be elected to serve as directors and the three persons standing for election for the class of directors whose term expires at the 1998 Annual Meeting who receive the greatest number of votes will be elected to serve as directors. Therefore, withholding authority to vote for a director(s) and non-voted shares with respect to the election of directors will not affect the outcome of the election of directors. If a quorum is present at the meeting, approval of each matter other than the election of directors and other than the amendment to the Company's Restated Certificate of Incorporation requires the affirmative vote of a majority of the shares of Common Stock present in person or by proxy at the meeting and entitled to vote on such matter. An abstention with respect to such matter has the legal effect of a vote against such matter. Non-voted shares with respect to such matter will not affect the determination of whether such matter is approved. Adoption of the amendment to the Company's Restated Certificate of Incorporation requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock. Accordingly, any shares not voted (whether by abstention, broker non-vote or otherwise) will have the same effect as a vote against the proposal.


    The Annual Report of the Company for the fiscal year ended June 30, 1995, is being mailed to stockholders with this Proxy Statement and the proxy card, but such report is not incorporated in this Proxy Statement and is not a part of the proxy soliciting material.

ELECTION OF DIRECTORS

    As of the record date, the Board of Directors of the Company consists of nine members. Two employees are members of the Board. Wendell F. Bueche is Chairman of the Board and Chief Executive Officer of the Company and James D. Speir is President and Chief Operating Officer. The Board is divided into three classes with staggered terms of three years each, so that the term of one class expires at each Annual Meeting of stockholders.

    At the Annual Meeting, five nominees will stand for re-election as directors of the Company. Frank W. Considine and Richard A. Lenon whose current terms as directors expire at the Annual Meeting, have each expressed a willingness to serve as a director of the Company for just one additional year. Accordingly, Messrs. Considine and Lenon are standing for re-election to the class of directors whose term expires at the Annual Meeting of stockholders in 1996. In order to achieve balance among the classes of directors without increasing the overall size of any class of directors, Wendell F. Bueche and James M. Davidson, each of whom is currently serving in the class of directors whose term expires at the Annual Meeting of stockholders in 1996, have agreed to stand for re-election at the Annual Meeting to a new three-year term as part of the class of directors whose term expires at the Annual Meeting of stockholders in 1998. David B. Mathis, whose current term as director expires at the Annual Meeting, also will stand for re-election at the Annual Meeting to the class of directors whose term expires at the Annual Meeting of stockholders in 1998.

    It is intended that the shares represented by the proxies named on the enclosed proxy card will be voted, unless authorization to do so is withheld, in favor of the election of Messrs. Considine and Lenon to serve until the Annual Meeting of stockholders in 1996 and Messrs. Bueche, Mathis and Dr. Davidson to serve until the Annual Meeting of stockholders in 1998, or, in each case, until their successors have been duly elected and qualified. In the event that the five nominees are re-elected, Mr. Bueche and Dr. Davidson would no longer serve in the class of directors whose term expires at the Annual Meeting of stockholders in 1996, but rather would serve only in the class of directors whose term expires at the Annual Meeting of stockholders in 1998.

    Directors shall be elected by a plurality of the votes of the shares of Common Stock present in person or by proxy at the Annual Meeting and entitled to vote in the election.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE FOLLOWING FIVE NOMINEES (ITEM NO. 1 ON THE PROXY CARD).

    The names of the directors whose terms of office shall continue after the 1995 Annual Meeting and the nominees, their principal occupations during the past five years, certain other directorships held, and certain other information are set forth below.

                       NOMINEES FOR ELECTION AS DIRECTORS
                           FOR TERMS EXPIRING IN 1996
  ----------------------------------------------------------------------------


                    FRANK W. CONSIDINE, 74, Honorary Chairman and Chairman of the Executive
                    Committee,  and former President and  Chief Executive Officer, American
  [PHOTO]           National Can Company. Mr. Considine  remained Chairman of the Board  of
                    American National Can Company from 1988 to 1990 and since that time has served  as a member of various boards of directors. He is a director of
                    Helene Curtis Industries, Incorporated;  Scotsman Industries, Inc.  and
                    Pechiney  International, S.A. IMC Global  Inc. director since February,
                    1988. Chairman, Audit  Committee and Member,  Executive Committee,  and
                    Committee on Directors and Board Affairs.

                    RICHARD  A.  LENON,  75,  Retired  Chairman,  International  Minerals &
                    Chemical Corporation,  a predecessor  company to  IMC Global  Inc.  Mr.
  [PHOTO]           Lenon  was that corporation's  Chief Executive Officer  from 1971 until
                    1983 and  Chairman from  1977 until  August, 1986.  Board member  since
                    February, 1988. Chairman, Executive and Compensation Committees.

                       NOMINEES FOR ELECTION AS DIRECTORS
                           FOR TERMS EXPIRING IN 1998
  ----------------------------------------------------------------------------


                    WENDELL  F.  BUECHE,  64, Chairman  of  the Board  and  Chief Executive
                    Officer of the Company.  He has served in  this capacity since  August,
  [PHOTO]           1994.  From February,  1993 until August  of 1994 he  was President and
                    Chief Executive Officer. Board member since July, 1991. Mr. Bueche  was
                    Chairman  of  the  Board,  Chief  Executive  Officer  and  President of
                    Allis-Chalmers Corporation,  a diversified  manufacturer of  industrial equipment,  from  1986  through 1988.  He  was retired  from  full time employment from 1989 until February of  1993. He is also a director  of
                    Marshall & Ilsley Corporation; M&I Marshall & Ilsley Bank; WICOR, Inc.;
                    Wisconsin  Gas Company; and  Executive Association, American Industrial
                    Partners, L.P. Member, Executive Committee; Committee on Directors  and
                    Board Affairs (non-voting member).

[PHOTO]             DR.  JAMES M. DAVIDSON, 61, Vice  President for Agriculture and Natural
                    Resources, University of Florida. Dr. Davidson joined the University of
                    Florida in 1974, became  Professor and Assistant  Dean for Research  in
                    1979,   Professor  and  Dean  for   Research,  Institute  of  Food  and
                    Agricultural Sciences,  and Director,  Florida Agricultural  Experiment
                    Station, Gainesville, Florida in 1986, and assumed his present position in 1992. Board member since July, 1991. Member, Audit Committee.

[PHOTO]             DAVID  B. MATHIS,  57, Chairman and  Chief Executive  Officer of Kemper
                    Corporation since February, 1992 and  effective June 1, 1995,  Chairman of  the Board and  Director of Kemper  National Insurance Companies. He
                    has been  employed at  Kemper  since 1960  in management  positions  of successively  increasing importance. Mr. Mathis  serves on the board of trustees at Lake Forest College and is an advisory board member of  the
                    J.L.  Kellogg Graduate School of Management of Northwestern University.
                    He  also  serves  on  the  board  of  directors  of  Evanston  Hospital
                    Corporation   and  the  board  of  trustees  of  the  Chicago  Symphony
                    Orchestra. Board  member since  February,  1995. Member,  Committee  on
                    Directors and Board Affairs.

                         DIRECTORS CONTINUING IN OFFICE
  ----------------------------------------------------------------------------


[PHOTO]             BILLIE B. TURNER, 64, Chairman Emeritus of the Board. Retired President
                    and Chief Executive Officer, a capacity in which he had served from the
                    Company's  incorporation in  1987 until  his retirement  in February of
                    1993. He is a  director of Cyprus-Amax  Minerals Company. Board  member since  1987. Member,  Executive and  Audit Committees.  Term expires in
                    1996.

[PHOTO]             RAYMOND F. BENTELE, 58, Retired President and Chief Executive  Officer,
                    Mallinckrodt Group Inc. which manufactures medical equipment, specialty chemicals  and veterinary products.  Board member since  June, 1994. He was Executive Vice President of Mallinckrodt Group Inc. (formerly known as IMCERA Group Inc.) from 1989 until retirement. He is also a director of the Kellwood Company, Mallinckrodt  Group Inc., Legett & Platt  Inc.
                    and  was previously  a director of  the Corporation from  1990 to 1991.
                    Chairman,  Committee  on  Directors  and  Board  Affairs  and   Member,
                    Compensation Committee. Term expires in 1997.

[PHOTO]             THOMAS  H. ROBERTS, JR., 71, Since  1988, Director and Retired Chairman
                    of DEKALB Energy Company (formerly known as DEKALB Corporation). DEKALB
                    Energy Company is  involved in  the exploration for  and production  of crude  oil and natural gas.  Also, he is a  director of Pride Petroleum
                    Services and  is a  member of  that Board's  Compensation Committee  as well.  IMC  Global  Inc.  Board member  since  February,  1988. Member,
                    Compensation Committee. Term expires in 1997.

[PHOTO]             JAMES D. SPEIR, 55, President and Chief Operating Officer. Board member since August, 1994.  Mr. Speir has  worked for the  Company his  entire career  in positions of  increasing responsibility, the  most recent of which was Executive  Vice President,  Operations. He is  a director  of
                    Condell Medical Center in Libertyville, Illinois. Term expires in 1997.



    The full Board had six regular and one special meeting during the fiscal year ended June 30, 1995. All directors attended at least 80% of the aggregate of the total number of meetings of the Board and committees of the Board on which he served except for Mr. Mathis who was appointed in February of 1995 and Mr. Considine who attended 71.4% of such meetings due to conflicts in his schedule with other board commitments.

                      COMMITTEES OF THE BOARD OF DIRECTORS
--------------------------------------------------------------------------------
    The Board has established an Executive Committee, an Audit Committee, a Compensation Committee and a Committee on Directors and Board Affairs to assist it in the discharge of its responsibilities.

    The Executive Committee, consisting of three non-employee directors and the Chairman of the Board may by the terms of the By-Laws exercise all of the powers of the full Board between meetings. This Committee met twice during the fiscal year ended June 30, 1995.


    The Committee on Directors and Board Affairs was created on June 14, 1995 in accordance with the By-Laws of the Company. The Committee is comprised of three non-employee directors and the Chairman of the Board who participates as a non-voting member. The responsibilities of the Committee are, among others, to identify, select and recommend to the Board the slate of nominees to be elected by the stockholders, any director to be elected to fill a vacancy, and to determine the appropriate qualifications for directorship. This Committee is also charged with Board assessment and management succession, as well as the development of compensation and benefits programs for the Board of Directors. This Committee met once within the fiscal year ended June 30, 1995.


    The Audit Committee consists of three non-employee directors. It evaluates the performance of the Company's independent auditors and their fees, and also reviews the scope of the audit examination to be performed each year and the results of the audit with the independent auditors and management. This Committee also reviews the Company's policies and procedures on all matters of social concern, such as environmental protection, equal employment opportunity, occupational health and safety, product safety and eleemosynary activities. It further reviews the scope of research and development activities by the Company and trends in the political environment as they affect the Company. This Committee met three times during the fiscal year ended June 30, 1995.

    The Compensation Committee consists of three non-employee directors. The responsibilities of the Compensation Committee include administering the stock option and incentive compensation plans of the Company and its wholly-owned subsidiary, IMC Global Operations Inc. (hereinafter sometimes called "IMC"), monitoring the pension and other IMC benefit plans, and reviewing and approving, or recommending to the Board for approval, the amount and nature of compensation to be paid to corporate officers and other key employees. This Committee met three times during the fiscal year ended June 30, 1995.

                           COMPENSATION OF DIRECTORS
  ----------------------------------------------------------------------------
    Employee directors of the Company (currently Messrs. Bueche and Speir) receive no fees or remuneration, as such, for service on the Board or any committee of the Board. Non-employee directors receive annual retainers of $21,000, attendance fees of $1,000 for each meeting they attend of the Board and a Board committee to which they were assigned, and additional annual retainers of $2,000 for service as chairperson of a Board committee.

    The Company and Mr. Turner have entered into a consulting arrangement under which Mr. Turner receives an annual retainer of $250,020 for his services for the period March 1, 1993 through February 29, 1996.

    Pursuant to a Directors Retirement Service Plan, a non-employee director, who has served at least six years as a director, has agreed to remain available to provide consultation services to Company management and does not work for a competitor, will, upon attainment of age 70 and after retirement from the Board, receive an annual pension for a period of ten years (subject to earlier termination upon death) equal to 60% to 100% of the annual retainer in effect at retirement, depending upon the length of the director's service (60% if six years, 70% if seven, 80% if eight, 90% if nine, and 100% if ten years or more).


    Under the 1994 Stock Option Plan for Non-Employee Directors, each eligible director annually receives options to purchase shares of Common Stock of the Company. Options are granted at 100% of the fair market value of the stock at the time of grant. Options granted are immediately exercisable and may be exercised at any time while the director remains in office and for twenty-four months thereafter. However, options may not be sold within the six-month period following the date of grant without the consent of the Compensation Committee nor may options be exercised more than ten years after the date of grant.


    In accordance with a policy established by the Board, the Chairman, the President and any director who is not an officer of the Company may not stand for reelection after he or she has attained the age of 70. For directors (other than the Chairman and the President) who are also officers, the relevant retirement age is 65. The foregoing policy with respect to the retirement of directors who are not officers of the Company does not apply to any person who was a director on April 20, 1989.

               BENEFICIAL OWNERSHIP OF THE COMPANY'S COMMON STOCK
--------------------------------------------------------------------------------
OWNERSHIP BY DIRECTORS AND EXECUTIVE OFFICERS

    The following table shows the number of shares of the Company's Common Stock that are owned beneficially, as of August 31, 1995, by each nominee for director, each director continuing in office, each executive officer named in the Summary Compensation Table, and all directors and executive officers as a group, with sole voting and investment power unless otherwise indicated.


                                 NUMBER OF SHARES
                                       OWNED                   PERCENT OF
                                   BENEFICIALLY               OUTSTANDING
             NAME                AS OF 8/31/95(1)         COMMON STOCK(2)
-------------------------------------------------------------------------
Wendell F. Bueche                  89,940(3)(4)
Raymond F. Bentele                  2,500
Frank W. Considine                  3,200
James M. Davidson                   2,000
Richard A. Lenon                    6,000
David B. Mathis                     1,000
Thomas H. Roberts, Jr.              3,000
Billie B. Turner                   63,173
James D. Speir                     87,970(3)(4)
Robert C. Brauneker                77,408(3)(4)(5)
C. Steven Hoffman                  39,180(3)(4)
Marschall I. Smith                 27,210(3)(4)
Directors and executive
  officers as a group             455,307                          1.4%
-------------------------------------------------------------------------

(1) Beneficial ownership of the Company's securities is based on information furnished or confirmed by each officer and director.

(2) No individual director or officer is a beneficial owner of more than .28 percent of the class outstanding.

(3) Includes shares purchasable within 60 days of August 31, 1995 through the exercise of options granted under the Company's stock option plan, as follows: Mr. Bueche, 61,000 shares; Mr. Speir, 46,632 shares; Mr. Brauneker, 44,300 shares; Mr. Hoffman, 28,600 shares; Mr. Smith, 19,200 shares; directors and executive officers as a group, 232,595 shares.

(4) Includes restricted shares held in escrow subject to service and performance criteria under the Company's Long-Term Performance Incentive Plan, as follows: Mr. Bueche, 14,554 shares; Mr. Speir, 8,138 shares; Mr. Brauneker, 5,348 shares; Mr. Hoffman, 4,650 shares; Mr. Smith, 4,557 shares; directors and executive officers as a group, 46,602 shares.

(5) The number of shares shown in the table include 1,428 shares owned by family members of Mr. Brauneker over which they may share voting and investment power by reason of their relationship.

OWNERSHIP BY OTHERS

    The Company believes that, as of August 31, 1995, only the following named institutions, based on their filings with the Company and the SEC, are the beneficial owners of more than five percent of the Company's Common Stock entitled to vote at this meeting. Each beneficial owner has sole voting authority and investment discretion with respect to the Common Stock reported.

                                                  SHARES
                                               BENEFICIALLY    PERCENT
    NAME AND ADDRESS OF BENEFICIAL OWNER          OWNED        OF CLASS
------------------------------------------------------------------------
Prudential Insurance Company of America......   2,156,200          6.7%
  Prudential Plaza
 Newark, NJ 07102
NWQ Investment Management Company............   1,884,618          5.8%
  655 South Hope Street
 Los Angeles, CA 90017

    Each director and each officer of the Company who is subject to Section 16 of the Securities Exchange Act of 1934 (the "Act") is required by Section 16(a) of the Act to report to the Securities and Exchange Commission, by a specified date, his beneficial ownership of or transactions in the Company's securities. Reports received by the Company indicate that all such officers and directors filed all requisite reports with the Securities and Exchange Commission on a timely basis during 1994.

                            AGREEMENTS WITH OFFICERS
  ----------------------------------------------------------------------------
    Agreements with the executive officers shown in the Summary Compensation Table, to become effective in the event of a change in control of the Company, are intended to assure the Company and its subsidiaries of the continued services of these executives. In general, each of the agreements provides that, in the event there is a change in control of the Company (as defined in the agreement), the executive shall remain employed by the Company in his then current position at the then current base and incentive compensation and benefit levels for a period of three years, subject to earlier expiration because of voluntary resignation, mandatory retirement, disability, or termination for cause, as defined in the agreements. If the Company breaches the agreement, the Company is obligated to provide the executive certain severance benefits, including 3 years' base salary plus three times the average of the prior 3 years' bonuses. In addition, the Company would become obligated to continue the executive's participation in various compensation and benefit plans in which the executive was participating when the agreement became effective.

    These agreements were amended in August, 1995 to update the definition of change in control and to increase the severance and bonus payment from two years to three years.

    Certain provisions of the federal tax law impose a 20% surcharge upon an executive of a corporation and deny Federal income tax deductibility to the corporation as to a significant portion of the severance payments made to an executive because of a change in control, if such payments as a whole exceed three times his or her average annual base and incentive compensation for the most recent five years. The amounts estimated to be payable under the aforesaid agreements, if those agreements become effective, could be large enough to subject the executives to the surcharge or to deprive the Company of any deduction. The Company has agreed with each of the executives that, if a surcharge were assessed upon payment of the aforementioned severance benefits, it will provide "grossed up" reimbursement to the executive, including any tax due on such additional amounts paid to him.

    If a change in control did occur and the contingent employment agreements were breached by the Company within three years thereafter, the amount of cash that would be payable in respect of these amended contracts is estimated (as of July 1, 1995 and excluding any gross-up) to be: Mr. Bueche, $2,350,120; Mr. Speir, $1,345,060; Mr. Brauneker, $1,106,120; Mr. Hoffman, $949,000; and Mr.
Smith, $848,060.

    The Company and Mr. Bueche have agreed to an amendment to his employment agreement under which Mr. Bueche is to serve as Chief Executive Officer of the Company until June 30, 1996 at a salary rate of not less than

$530,040 per annum and as Chairman of the Company from July 1, 1996 through June 30, 1997 at a salary of $250,020. The Company and Mr. Bueche have also entered into an agreement whereby Mr. Bueche will be retained as a consultant for two years from the date of his retirement as Chairman at an annual fee of $250,020.

                        COMPENSATION COMMITTEE REPORT ON
                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------
COMPENSATION STRUCTURE

    Management has developed a compensation structure which the Compensation Committee ("Committee") has approved and which is designed to attract and retain skilled and experienced personnel and to reward superior performance.

    The Committee's objective has been to develop total compensation programs which provide competitive annual compensation and the opportunity for above average long-term compensation tied to the Company's success in creating value for its stockholders.

    The philosophical basis of the compensation program is to pay for performance and the level of responsibility of an individual's position. Assessments of both individual and corporate performance influence executives' compensation levels. The Company strives to encourage a performance-based environment that motivates individual performance by recognizing current achievements and stimulating future improvement. The key elements of such a compensation structure are:

    ANNUAL COMPENSATION -- consisting of base salary and bonus;


    Under the Omnibus Budget Reconciliation Act of 1993, compensation paid to certain executives of the Company in excess of $1 million in 1994 and subsequent years may be non-deductible for federal income tax purposes unless the compensation qualifies as "performance-based" compensation or is otherwise exempt under the law and proposed Internal Revenue Service regulations issued in December 1993. The Compensation Committee will consider ways to maximize the deductibility of executive compensation while retaining the discretion the Committee deems necessary to compensate executive officers in a manner commensurate with performance and the competitive environment for executive talent.


    LONG-TERM COMPENSATION -- consisting of stock options, restricted stock awards, and other long-term performance-based awards.

    The Company utilizes this compensation structure to recognize meaningful differences in individual performance and to provide all executives the opportunity to exceed competitive levels of total compensation based on outstanding company performance.

ANNUAL COMPENSATION -- BASE SALARY


    Base salary levels for executives are established based on the Committee's review of industry and national surveys of compensation levels and its review of the recommendations of the compensation professionals employed by the Company. The Committee strives to maintain salary levels which support the process of management development and career orientation of executives consistent with the long-term nature of the crop nutrient business. The Committee intends for salary to comprise 30% to 35% of an executive's total compensation.


ANNUAL COMPENSATION -- MANAGEMENT INCENTIVE COMPENSATION PLAN (BONUS)


    To reward named executive officers for meeting annual goals as to earnings per share, an annual bonus target equivalent to 45% to 60% of salary may be payable after the end of the fiscal year if those goals are met. Additional amounts may be payable if goals are exceeded and conversely, smaller amounts may be paid, at the discretion of the Board, if goals are not met. Overall the Committee plans for the Management Incentive Compensation Plan to comprise 20% to 25% of an executive's total compensation.

    Awards are paid in cash but a participant may elect, at the beginning of the fiscal year, to defer receipt to a future date. Deferred amounts bear interest at the prime rate quoted by the Wall Street Journal under the heading "Money Rates."

LONG-TERM COMPENSATION -- 1988 STOCK OPTION AND AWARD PLAN (STOCK OPTIONS)


    The Company uses stock options as a component of its compensation package because they align the interests of key management with those of the Company's stockholders. Stock options provide such employees with the opportunity to buy and maintain an equity interest in the Company as well as share in the appreciation of the value of the Company's Common Stock. Options are awarded periodically. 138,525 options were awarded to all employees in 1995. The options are exercisable over a ten year period, subject to vesting requirements, and allow grantees to purchase shares at the full market price of the stock on the day it was granted.


LONG-TERM COMPENSATION -- LONG-TERM PERFORMANCE INCENTIVE PLAN

    Under the 1994 Long-Term Performance Incentive Plan, the named executives were awarded shares of restricted Common Stock of the Company and contingent stock units by the Compensation Committee of the Board of Directors. These awards focus the executive upon the attainment of performance objectives. Shares and units vest in increments that are established pursuant to the plan and extend to the end of the performance period. Twenty percent of shares and units vest based on service with the Company and eighty percent vest based on the performance of the Company against the objective of earnings per share, over the performance period. During the performance period, the participants receive dividends and dividend equivalents on the shares and units, respectively, and they are entitled to vote the shares but otherwise have no access to them until they are vested. In the case of the restricted shares, restrictions on the shares lapse on the date they are vested and stock certificates are delivered to the participants. Upon vesting, contingent stock units are paid in cash at the average market price of the Company's Common Stock on the vesting date. If performance objectives are not met, the contingently awarded shares and accompanying units are forfeited.

COMPENSATION OF CHIEF EXECUTIVE OFFICER


    The annual salary of Mr. Bueche, the Chief Executive Officer, is $530,040. This amount became effective July 1, 1994 and will remain effective through June 30, 1996. At his request, Mr. Bueche was awarded 10,000 stock options in lieu of a July 1, 1995 salary increase. The number of options awarded was arrived at by the Committee, by reviewing Mr. Bueche's performance since July 1, 1994.


    Based on improved financial results for the Company for the 1995 fiscal year, and such non-financial factors as strategic planning and management development, Mr. Bueche received a bonus of $460,000. Awards of stock options, restricted shares and contingent stock units are arrived at by evaluating Mr. Bueche's job performance and by targeting an objective of 60% to 70% of his cash compensation to be earned exclusively from at-risk, long term incentives.

    Respectfully submitted to the Company's stockholders by the Compensation Committee of the Board of Directors.

Richard A. Lenon, CHAIRMAN
Raymond F. Bentele
Thomas H. Roberts, Jr.

COMPENSATION OF EXECUTIVE OFFICERS

    The following table sets forth information as to the compensation of the chief executive officer and each of the other four most highly compensated executive officers of the Company (collectively the "Named Executive Officers") serving as such on June 30, 1995.

                           SUMMARY COMPENSATION TABLE

--------------------------------------------------------------------------------------------------------------------------

                                                                            LONG-TERM COMPENSATION
                                                                     -------------------------------------
                                       ANNUAL COMPENSATION                    AWARDS             PAYOUTS
      (A)                     -------------------------------------  ------------------------  -----------
                     (B)         (C)        (D)           (E)            (F)          (G)          (H)           (I)
                                                                     RESTRICTED   SECURITIES
    NAME AND                                         OTHER ANNUAL       STOCK     UNDERLYING      LTIP        ALL OTHER
   PRINCIPAL        FISCAL     SALARY      BONUS    COMPENSATION(3)   AWARDS(4)    OPTIONS/    PAYOUTS(5)    COMPENSATION
    POSITION         YEAR         $          $             $              $         SARS #          $             $
----------------  ----------  ---------  ---------  ---------------  -----------  -----------  -----------  --------------

W. F. Bueche           1995     530,040    460,000             0              0       10,000      298,141       52,441(6)
Chairman & CEO         1994     500,040    300,000        10,567        280,135       91,500            0       35,542(6)
                       1993(1)   180,143         0         5,212        420,500            0            0       31,542(6)
J. D. Speir            1995     320,435    220,000             0         36,600       12,900      120,933       35,883(7)
President & COO        1994     270,000    115,000             0        113,665       37,100            0       24,264(7)
                       1993     240,000     35,000             0              0            0            0       15,008(7)
R. C. Brauneker        1995     255,040    175,000             0              0            0      109,504       31,367(8)
Executive VP/CFO       1994     245,040    115,000             0        102,925       33,600            0       21,209(8)
                       1993     224,040     45,000             0              0            0            0       12,846(8)
C. S. Hoffman          1995     226,840    145,000             0              0            0       95,244       23,941(9)
Senior VP              1994     214,080     94,000             0         89,500       29,400            0       13,793(9)
                       1993     179,200     26,000             0              0            0            0        6,834(9)
M. I. Smith            1995     216,680    120,000             0              0            0       93,339       19,590(10)
Senior VP,             1994(2)   175,000    68,000         6,390         87,710       28,800            0        6,712(10)
 Secretary
 & General
 Counsel
--------------------------------------------------------------------------------------------------------------------------

 (1) Mr. Bueche's employment with the Company commenced on February 18, 1993.

 (2) Mr. Smith's employment with the Company commenced on September 1, 1993.

 (3) Represents payments to offset liabilities incurred for relocation expenses.

 (4) Awards of restricted shares and contingent stock units under the Long-Term Performance Incentive Plan which vest based on service with the Company. The number of such shares and units held at the end of fiscal year 1995 was: Mr. Bueche 2,817 shares and 1,878 units; Mr. Speir 1,719 shares and 1,146 units; Mr. Brauneker 1,035 shares and 690 units; Mr. Hoffman 900 shares and 600 units; and Mr. Smith 882 shares and 588 units. Dividends are paid on awards. The shares and units will vest as follows: Mr. Bueche 939 shares and 626 units on January 1, 1996, and 1,878 shares and 1,252 units on June 30, 1997; Mr. Speir 144 shares and 96 units on August 18, 1995, 525 shares and 350 units on January 1, 1996, and 1,050 shares and 700 units on June 30, 1997; Mr. Brauneker 345 shares and 230 units on January 1, 1996, and 690 shares and 460 units on June 30, 1997; Mr. Hoffman 300 shares and 200 units on January 1, 1996, and 600 shares and 400 units on June 30, 1997; and Mr. Smith 294 shares and 196 units on January 1, 1996, and 588 shares and 392 units on June 30, 1997. The value of the shares and units at the end of the fiscal year was $254,117, $155,069, $93,366, $81,188, and
     $79,564 for Messrs. Bueche, Speir, Brauneker, Hoffman and Smith, respectively, based on a June 30, 1995 stock price of $54.125 as quoted on the New York Stock Exchange.

 (5) Reflects restricted shares distribution and contingent stock units payouts that vested June 30, 1995, earned for performance under the Company's Long-Term Performance Incentive Plan.

 (6) The reported amounts for 1995, 1994 and 1993 consist, respectively, of:
    (i) $34,638, $35,542 and $31,542 which represent the value of the benefit for life insurance premiums paid by the Company; and
   (ii) $17,803, $0 and $0 which represent the amount of contributions made by the Company to the Defined Contribution Savings Plan.

 (7) The reported amounts for 1995, 1994 and 1993 consist, respectively, of:
    (i) $18,775, $14,990 and $11,408 which represent the value of the benefit for life insurance premiums paid by the Company; and
   (ii) $17,108, $9,274 and $3,600 which represent the amount of contributions made by the Company to the Defined Contribution Savings Plan.

 (8) The reported amounts for 1995, 1994 and 1993 consist, respectively, of:
    (i) $14,531, $12,382 and $9,483 which represent the value of the benefit for life insurance premiums paid by the Company; and
   (ii) $16,836, $8,827 and $3,363 which represent the amount of contributions made by the Company to the Defined Contribution Savings Plan.

 (9) The reported amounts for 1995, 1994 and 1993 consist, respectively, of:
    (i) $7,343, $6,082 and $4,206 which represent the value of the benefit for life insurance premiums paid by the Company; and
   (ii) $16,598, $7,711 and $2,628 which represent the amount of contributions made by the Company to the Defined Contribution Savings Plan.

(10) The reported amounts for 1995 and 1994 consist, respectively, of:
    (i) $13,822 and $6,712 which represent the value of the benefit for life insurance premiums paid by the Company; and
   (ii) $5,768 and $0 which represent the amount of contributions made by the Company to the Defined Contribution Savings Plan.

    The following table sets forth information with respect to all stock options granted in fiscal 1995 to each of the Named Executive Officers. There were no grants of stock appreciation rights (SARs) in fiscal 1995.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

--------------------------------------------------------------------------------------------------------


                                             INDIVIDUAL GRANTS                        GRANT DATE VALUE
                           ------------------------------------------------------   --------------------
           (A)                 (B)            (C)            (D)          (E)               (F)
                            NUMBER OF      % OF TOTAL
                            SECURITIES    OPTIONS/SARS
                            UNDERLYING     GRANTED TO    EXERCISE OR
                           OPTIONS/SARS   EMPLOYEES IN   BASE PRICE    EXPIRATION
          NAME             GRANTED (#)    FISCAL YEAR     ($/SHARE)       DATE      PRESENT VALUE ($)(3)
-------------------------  ------------   ------------   -----------   ----------   --------------------
W. F. Bueche                10,000(1)         7.2%        $48.3125      06/14/05         $  160,800
J. D. Speir                 12,900(2)         9.3%         38.1250      08/17/04            181,245
R. C. Brauneker                  0
C. S. Hoffman                    0
M. I. Smith                      0

(1) One-half of the number of stock options granted to Mr. Bueche will become exercisable on the first and second anniversaries of the date of grant.

(2) One-third of the number of stock options granted to Mr. Speir will become exercisable on the first, second and third anniversaries of the date of grant.

(3) The Black-Scholes Option Pricing Model was used to determine the grant date present value of the stock options granted in fiscal 1995 by the Company to the Named Executive Officers. Under the Black-Scholes Option Pricing Model, the grant date present value of the stock options referred to in the table was $16.08 for Mr. Bueche and $14.05 for Mr. Speir. The material assumptions and adjustments incorporated in the model in estimating the value of the options include the following:
    (i) an exercise price on the option of $48.3125 and $38.125 for Messrs. Bueche and Speir, respectively, equal to the fair market value of the underlying stock on the date of grant;
   (ii) an option term of ten years;
  (iii) an interest rate of 5.93 percent and 7.24 percent for Messrs. Bueche and Speir, respectively, representing the interest rate on a U.S. Treasury security with a maturity date corresponding to that of the option term;
   (iv) volatility of 28.10 percent and 36.925 percent for Messrs. Bueche and Speir, respectively, calculated using daily stock prices for the one-year period prior to the grant date;
    (v) dividends at the rate of $.40 per share representing the annualized dividends paid with respect to a share of common stock at the date of grant.
   (vi) reductions of approximately 13.34 percent and 17.64 percent for Messrs. Bueche and Speir, respectively, to reflect the probability of forfeiture due to termination prior to vesting and approximately 17.46 percent and
        15.22 percent for Messrs. Bueche and Speir, respectively, to reflect the probability of a shortened option term due to termination of employment prior to the option exercise date.


    The ultimate value of the options will depend on the future market price of the Company's stock, which cannot be forecast with reasonable accuracy. The actual value, if any, an optionee will realize upon exercise of an option will depend on the excess of the market value of the Company's common stock over the exercise price on the date the option is exercised.

    The following table sets forth information with respect to all exercises of Company stock options and SARs in fiscal 1995 by each of the Named Executive Officers and all outstanding Company stock options and SARs held by each of the Named Executive Officers as of June 30, 1995.

    AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END
                               OPTION/SAR VALUES


-----------------------------------------------------------------------------------------------------------------------------

                                                                       NUMBER OF UNEXERCISED       VALUE OF UNEXERCISED IN-
                                                                      OPTIONS/SARS AT FISCAL       THE-MONEY OPTIONS/SARS AT
                                                                           YEAR-END (#)             FISCAL YEAR-END ($)(1)
                                                                    ---------------------------   ---------------------------
             (A)                      (B)               (C)             (D)            (E)            (F)            (G)
                                SHARES ACQUIRED    VALUE REALIZED
             NAME               ON EXERCISE (#)         ($)         EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
------------------------------  ----------------   --------------   -----------   -------------   -----------   -------------
W. F. Bueche                            0                 0           30,500         71,000        6$08,094     1,2$74,313
J. D. Speir                             0                 0           29,966         37,634        463,823        699,535
R. C. Brauneker                         0                 0           33,100         22,400        549,588        446,600
C. S. Hoffman                           0                 0           18,800         19,600        222,388        390,775
M. I. Smith                             0                 0            9,600         19,200        191,400        382,800
-----------------------------------------------------------------------------------------------------------------------------

(1) The value is calculated based on a June 30, 1995 stock price of $54.125 as quoted on the New York Stock Exchange less the relevant exercise price.


    The following table sets forth certain information concerning awards made to the Named Executive Officers under the Company's Long-Term Performance Incentive Plan during fiscal 1995.

                     LONG-TERM INCENTIVE PLANS - AWARDS IN
                                LAST FISCAL YEAR


-------------------------------------------------------------------------------------------------------

                                                                     ESTIMATED FUTURE PAYOUTS UNDER
                                                                      NON-STOCK PRICE BASED PLANS
                                                     (C)         --------------------------------------
                                    (B)         PERFORMANCE OR       (D)
             (A)                 NUMBER OF       OTHER PERIOD                     (E)          (F)
                                  SHARES,           UNTIL
                               UNITS OR OTHER   MATURATION OR     THRESHOLD
            NAME               RIGHTS (#)(1)        PAYOUT           (#)      TARGET (#)   MAXIMUM (#)
-----------------------------  --------------  ----------------  -----------  -----------  ------------
W. F. Bueche                         0
J. D. Speir                     2,304 shares      1/1/94 to       288 shares        1,008  2,880 shares
                                 1,536 units        6/30/97        192 units       shares   1,920 units
                                                                                672 units
R.C. Brauneker                       0
C. S. Hoffman                        0
M. I. Smith                          0
-------------------------------------------------------------------------------------------

(1) Awards of restricted shares and contingent stock units under the Long-Term Performance Incentive Plan. Awards are earned on the basis of the performance of the Company against the objective of earnings per share for the fiscal years ending June 30, 1995; June 30, 1996; and June 30, 1997. One-half of the award earned will vest on June 30 of the fiscal year earned (unless the award is earned as of June 30, 1995, then the award will vest on August 18, 1995), and one-half will vest on June 30, 1997. Restrictions on the shares lapse on the date they are vested, and stock certificates are delivered to the participant. Contingent stock units are paid in cash at the average selling price of the Company's common stock on the date of the applicable vesting or the first business day following such date. If a participant voluntarily terminates employment with the Company, he forfeits all his awards that have not previously vested.

PENSION PLANS


    The Company maintains a non-contributory qualified pension plan which covers all U. S. salaried employees, including Company officers. The annual pension to which a participant is entitled at normal retirement age (65) is an amount based on the highest final average annual remuneration for the five highest paid years out of the ten years immediately preceding retirement and years of credited service up to 35 years. The plan is integrated with benefits payable under Old Age Survivors and Disability Insurance. Remuneration for these purposes includes salary and 50% of bonus as shown in the Summary Compensation Table.


    The Internal Revenue Code of 1986, as amended (the "Code"), requires certain limitations on benefits provided under a qualified retirement plan. To the extent pension benefits otherwise payable under the qualified pension plan's formula exceed the Code's limitations, the Board of Directors has approved a non-qualified plan, the Supplemental Executive Retirement Plan, which provides for payment of amounts in excess of the Code's limitations from the Company's operating funds to its participants.

    The following table shows the estimated annual pension benefits, which would be payable to the named executive officers for life at normal retirement under the qualified pension plan. (If elected, an optional form of pension would, on an actuarial basis, reduce benefits to the participant but provide benefits to a surviving beneficiary or permit a one-time lump sum present value payment.)

  ANNUAL AVERAGE OF
  HIGHEST FIVE YEARS                       ANNUAL BENEFITS FOR YEARS
 COVERED REMUNERATION                         OF SERVICE INDICATED
 FOR PENSION PURPOSES   ----------------------------------------------------------------
IN TEN YEARS PRECEDING                                                         35 YEARS
NORMAL RETIREMENT DATE  10 YEARS   15 YEARS   20 YEARS   25 YEARS   30 YEARS    OR MORE
----------------------  ---------  ---------  ---------  ---------  ---------  ---------
      $  100,000        $  16,700  $  25,100  $  33,400  $  41,800  $  48,400  $  54,900
         200,000           34,500     51,800     69,000     86,300    100,000    113,700
         300,000           52,300     78,500    104,600    130,800    151,700    172,500
         400,000           70,100    105,200    140,200    175,300    203,300    231,300
         500,000           87,900    131,900    175,800    219,800    255,000    290,100
         600,000          105,700    158,600    211,400    264,300    306,600    348,900
         700,000          123,500    185,300    247,000    308,800    358,300    407,700
         800,000          141,300    212,000    282,600    353,300    409,900    466,500
         900,000          159,100    238,700    318,200    397,800    461,600    525,300
----------------------------------------------------------------------------------------

    Credited service under the pension plan as of June 30, 1995 for the named executives is as follows: Mr. Bueche, 2 years, 5 months; Mr. Speir, 32 years, 11 months; Mr. Brauneker, 35 years; Mr. Hoffman, 21 years, 3 months and Mr. Smith, 1 year, 10 months.

    The Supplemental Executive Retirement Plan, which is a non-contributory, non-qualified plan, provides an additional pension benefit for Company executive officers and certain other key executives based on the participant's final average annual remuneration for pension purposes, but taking into account 100% of bonus and years of credited service up to a maximum of 20, payable to the extent that such benefits exceed those payable under the above-described qualified retirement plan. There are no other offsets under this plan.

    The following table shows the additional amount of annual retirement benefit payable under the Supplemental Executive Retirement Plan to covered officers and key employees for life beginning at age 65, based upon 10, 15 and 20 years of service.


  ANNUAL AVERAGE OF             NET ADDITIONAL
  HIGHEST FIVE YEARS            ANNUAL BENEFITS
 COVERED REMUNERATION            FOR YEARS OF
 FOR PENSION PURPOSES          SERVICE INDICATED
IN TEN YEARS PRECEDING  -------------------------------
NORMAL RETIREMENT DATE   10 YRS.    15 YRS.    20 YRS.
----------------------  ---------  ---------  ---------
      $  100,000        $  13,300  $  19,900  $  26,600
         200,000           25,500     38,200     51,000
         300,000           37,700     56,500     75,400
         400,000           49,900     74,800    120,000
         500,000           62,100    105,000    180,000
         600,000           74,300    150,000    240,200
         700,000           90,000    195,000    300,000
         800,000          120,000    240,000    360,000
         900,000          150,000    285,000    420,000
-------------------------------------------------------

COMPANY STOCK PERFORMANCE

    The following graph compares the cumulative total return for the Company's common shares with the Standard & Poor's 500 Index and the Media General Industry Group 102, a representative industry peer group:


                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN*
                    IMC GLOBAL INC., S&P 500, AND PEER GROUP


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              IMC GLOBAL    S&P 500     PEER GROUP
June 1990          100.00      100.00        100.00
June 1991          135.02      107.39         99.24
June 1992          128.16      121.73        105.91
June 1993           89.68      138.26        101.45
June 1994          105.71      140.24        122.95
June 1995          166.26      176.69        159.30

*Total return assumes reinvestment of dividends on a quarterly basis.

                                   PEER GROUP

Alcide Corporation
Arcadian Partners
Consep Inc.
First Mississippi Corporation
Freeport McMoRan Inc.
Freeport McMoRan Resources
Great American Management &
 Investment
Harmony Products Inc.
Lesco Inc.
Mycogen Corporation
Natural Earth Technologies
Norsk Hydro
Nu West Industries, Inc.
Rich Coast
Ringer Corporation
Terra Industries Inc.
Terra Nitrogen Company
U.S. Lime & Minerals

MANAGEMENT COMPENSATION AND BENEFIT ASSURANCE PROGRAM


    The Board adopted a Management Compensation and Benefit Assurance Program (the "Program") in October, 1988 and amended this Program in August of this year. The purpose of this program is to ensure that officers and key management personnel receive the compensation and benefits that have been committed to and are reasonably expected by them under the terms of certain benefit plans, including severance and benefits in the event of termination of employment after a Change in Control.



    Under the Program, trusts have been established with the Wachovia Bank of North Carolina, N.A. of Winston-Salem, North Carolina to ensure appropriate payment when due of commitments, awards and benefits under the Management Incentive Compensation Plan (including any deferred bonuses), the Supplemental Executive Retirement Plan, the Long-Term Performance Incentive Plan, the Stock Option Plan, the contingent employment agreements referred to on page 7 and the gross-up arrangements also referred to on page 7. These trusts are minimally funded with operating funds of the Company, subject to full funding in the event that the Trustee is notified that a Change in Control has occurred or is about to occur.



    Assuming a Change in Control occurred, distributions by the Trustee would be made only if an officer was involuntarily terminated without cause within three years after a Change in Control and/or only to the extent the Company failed to honor its commitments and subject to the claims of the Company's creditors and to the terms of the benefit plan involved. The annual cost to the Company to maintain the trusts is estimated to be $21,000. Full funding under the arrangements that could be required would depend on the Company's outstanding commitments subject to the Program from time to time.



    Incident to the adoption and amendment of the above Assurance Program, compensation and benefit plans of the Company were amended as follows: the Stock Option Plan and the Long-Term Performance Incentive Plan were amended to permit the conversion of restricted shares and contingent stock units, the vesting of which would be accelerated by the occurence of a Change in Control, as defined within the Program and the Plan, into their dollar value on the date of a Change in Control and the payment of the equivalent thereof into the trusts for distribution to the grantees at a specified later time; the Management Incentive Compensation Plan was amended to provide for payment of prorated target bonus awards in the event a participant is involuntarily terminated without cause after a Change in Control; the Supplemental Executive Retirement Plan was amended to provide for immediate vesting of participants who are involuntarily terminated without cause after a Change in Control; and the Retirement Plan for Salaried Employees was amended to provide immediate vesting upon involuntary termination without cause after a Change in Control and for credited service for severance periods, if any.


    "Change in Control" of the Company is defined to occur as of the first day that any one or more of the following conditions shall have been satisfied:


        (1) the acquisition by any individual, entity or group (a "Person"), including any "person" within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, of beneficial ownership within the meaning of Rule 13d-3 promulgated under the Exchange Act, of 15% or more of either (i) the then outstanding shares of Common Stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); excluding, however, the following: (A) any acquisition directly from the Company (excluding any acquisition resulting from the exercise of an exercise, conversion or exchange privilege unless the security being so exercised, converted or exchanged was acquired directly from the Company);

    (B) any acquisition by the Company, (C) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company (D) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (3) of this definition;


        (2) individuals who, as of the date hereof, constitute the Board of Directors (the "Incumbent Board") cease for any reason to constitute at least a majority of such Board; provided that any individual who becomes a director of the Company subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed a member of the Incumbent Board; and provided further, that any individual who was initially elected as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act, or any other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board shall not be deemed a member of the Incumbent Board;


        (3) approval by the stockholders of the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Corporate Transaction"); excluding, however, a Corporate Transaction pursuant to which (i) all or substantially all of the individuals or entities who are the beneficial owners, respectively, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indireclty, more than 60% of, respectively, the outstanding shares of common stock, and the combined voting power of the outstanding securities of such corporation entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or indirectly) in substantially the same proportions relative to each other as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (ii) no Person (other than: the Company; the corporation resulting from such Corporate Transaction; and any Person which beneficially owned, immediately prior to such Corporate Transaction, directly or indirectly, 25% or more of the Outstanding Company Common Stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding securities of such corporation entitled to vote generally in the election of directors and (iii) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or


        (4) approval by the stockholders of the Company of a plan of complete liquidation or dissolution of the Company.

                 AMENDMENT TO 1988 STOCK OPTION AND AWARD PLAN
  ----------------------------------------------------------------------------

    In order to provide employees of the Company with additional incentive to contribute to the success of the Company by making available to them an opportunity to acquire Common Stock ownership in the Company, the Company adopted a Stock Option and Award Plan for officers and other key employees which was approved by the sole stockholder of the Company on September 24, 1987 and became effective February 3, 1988.



    An aggregate of 2,000,000 shares of Common Stock have been authorized to be sold through the exercise of options issuable pursuant to the Plan. The Compensation Committee of the Board of Directors has the authority to determine the number of shares to be subject to options granted to such officers and other key employees as it selects to receive options. As of August 1, 1995, 384 employees held options under the Plan to purchase a total of 857,450 shares of Common Stock and 481,600 shares of Common Stock had been acquired by employees upon exercise of options under the Plan. In connection with a long-term incentive plan, 15 employees hold 59,525 shares of restricted Common stock.


PROPOSED AMENDMENT AND RESTATEMENT

    As of August 1, 1995 only 253,000 shares were available under the Plan for issue in connection with stock options or restricted stock awards. Accordingly, on August 17, 1995, the Board of Directors adopted an amendment and restatement to the Plan, subject to stockholder approval, which would provide for an increase in the number of shares which may be awarded under the Plan to 3,000,000 shares from 2,000,000 shares. A copy of the Plan, as amended and restated, is attached to this proxy statement as Exhibit A. The following summary of changes made by such amendment and restatement is qualified by Exhibit A. The additional 1,000,000 shares which could be awarded under the Plan are believed necessary so that an adequate number of shares is available for purposes of the Plan.

    The Plan has also been amended and restated to make certain changes to reflect amendments to Rule 16(b)-3 under the Securities Exchange Act of 1934 and the $1 million compensation limit continued in Section 162(m) of the Internal Revenue Code.

    Other changes allow the Committee to delegate its authority regarding non-insiders to the Chairman and Chief Executive Officer or other executive officers selected by the Committee. The Amended and Restated Plan allows the Committee to designate options as incentive stock options under the Internal Revenue Code.

    The Amended and Restated Plan deletes the prior provisions giving the Committee discretion regarding the determination of a change in control and the effect of such change. The provision regarding limited stock appreciation rights has been deleted.

    The Amended and Restated Plan provisions also provide for the automatic acceleration of vesting of options and awards. If the consideration involved in a change in control is registered securities, the acquiring company's securities are automatically substituted for the Company's but the other terms of the options and awards (other than vesting) remain in effect. If a Change of Control involves cash or property other than registered securities, all options and awards are automatically converted into their cash equivalents.

    The definition of Change in Control is amended identically as in all other affected plans.

    The following is a brief summary of certain of the U.S. federal income tax consequences generally arising with respect to grants and awards under the Plan.

    STOCK OPTIONS. A participant will not recognize any income upon the grant of a stock option. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding) upon exercise of a non-qualified stock option equal to the excess of the fair market value of the shares purchased over their exercise price, and the Company will be entitled to a corresponding deduction. A participant will not recognize any income (except for purposes of the alternative minimum tax) upon exercise of an incentive stock option. If the shares acquired by exercise of an incentive stock option are held for the longer of two years from the date the option was granted and one year from the date it was exercised, any gain or loss arising from a subsequent disposition of such shares will be taxed as long-term capital gain or loss, and the Company will not be entitled to any deduction. If, however, such shares are disposed of within such period, then in the year of such disposition the participant will recognize compensation taxable as ordinary income equal to the excess of the lesser of the excess of (A) either (i) the amount realized upon such disposition and (ii) the fair market value of such shares on the date of exercise, over (B) the exercise price, and the Company will be entitled to a corresponding deduction.

    SARS. A participant will not recognize any income upon the grant of SARs. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding) upon exercise of an SAR equal to the fair market value of any shares delivered and the amount of cash paid by the Company upon such exercise, and the Company will be entitled to a corresponding deduction.


    RESTRICTED STOCK AND STOCK UNITS. A participant will not recognize any income at the time of the grant of shares of restricted stock (unless the participant makes an election to be taxed at the time the restricted stock is granted) or stock units, and the Company will not be entitled to a tax deduction at such time. A participant will recognize compensation taxable as ordinary income at the time the restrictions lapse on restricted stock (if such election was not made) and stock units in an amount equal to the excess of the fair market value of the shares or units at such time over the amount, if any, paid for such shares or units. The amount of ordinary income recognized by a participant is deductible by the Company as compensation expense, except to the extent the deduction limit of Section 162(m) of the Code (described below) applies. In addition, a participant receiving dividends with respect to restricted stock for which the above-described election has not been made and prior to the time the restrictions lapse will recognize compensation taxable as ordinary income (subject to income tax withholding), rather than dividend income, in an amount equal to the dividends paid and the Company will be entitled to a corresponding deduction, except to the extent the deduction limit of Section 162(m) of the Code applies. A participant will recognize compensation taxable as ordinary income (subject to income tax withholding) when amounts attributable to stock units are paid (or made available) and the Company will be entitled to a corresponding deduction, except to the extent the deduction limit of Section 162(m) of the Code applies.



    CASH BONUS AWARDS. A participant will not recognize any income upon the grant of a bonus award payable in cash and the Company will not be entitled to a tax deduction at such time. At the time such award is paid (or made available), the participant will recognize compensation taxable as ordinary income (subject to income tax withholding) in an amount equal to any cash paid by the Company, and the Company will be entitled to a corresponding deduction, except to the extent the deduction limit of Section 162(m) of the Code applies.



    The proposed amendment and restatement will not be effective unless it is approved by the vote of the holders of a majority of the outstanding shares of the Company's Common Stock present in person or by proxy at the 1995 Annual Meeting and entitled to vote on the proposed amendment and restatement.


    THE BOARD OF DIRECTORS RECOMMEND THAT THE STOCKHOLDERS VOTE FOR ADOPTION OF THE PROPOSED AMENDMENT AND RESTATEMENT (ITEM NO. 2 ON THE PROXY CARD).

             AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION
                      TO INCREASE AUTHORIZED COMMON STOCK
  ----------------------------------------------------------------------------
    The Board of Directors has unanimously approved, declared advisable and recommends that the stockholders consider and approve an amendment (the
"Amendment")  to  ARTICLE  FOURTH  of  the  Company's  Restated  Certificate  of
Incorporation (the "Certificate") pursuant to which the authorized amount of shares of Common Stock would be increased from 50 million shares to 100 million shares. The Certificate also currently authorizes the issuance of up to 12 million shares of Series Preferred Stock, par value $1.00 per share (the "Series Preferred Stock"), of which no shares are issued and outstanding. The Amendment would not alter the authorized amount of Series Preferred Stock.

    The resolution to be voted upon to effect the Amendment is set out in Exhibit B to this Proxy Statement.

PURPOSE AND EFFECTS OF THE AMENDMENT


    As of August 31, 1995, there were 32,405,031 shares of Common Stock issued and outstanding. In addition, approximately 2 million shares were reserved in the aggregate for issuance pursuant to the 1988 Stock Option and Award Plan and the 1994 Long-Term Performance Incentive Plan and approximately 1.8 million shares were reserved in the aggregate for issuance in connection with the conversion of the 6.15% Convertible Subordinated Notes due 2001.



    The Board of Directors believes that the flexibility provided by the Amendment to permit the Company to issue or reserve additional Common Stock, in the discretion of the Board of Directors, without the delay or expense of a special meeting of stockholders, is in the best interest of the Company and its stockholders. Shares of Common Stock may be used for general corporate purposes, including stock splits and stock dividends, acquisitions, public offerings, stock option and other employee benefit plans. The Company has no present plans to issue any of the additional shares of the Common Stock which would be authorized by adoption of the Amendment.


    Pursuant to the Certificate, stockholders of the Company have no preemptive rights with respect to the additional shares of Common Stock being authorized. The Certificate does not require further approval of stockholders prior to the issuance of any additional shares of Common Stock. In certain circumstances (generally relating to the number of shares to be issued, the manner of offering and the identity of the recipients), the rules of the New York Stock Exchange (the "NYSE") may require specific authorization in connection with the issuance of such additional shares. The Company does not anticipate that it will seek authorization from stockholders for issuance of additional shares of Common Stock unless required by applicable laws or the NYSE.

    The issuance of any additional shares of Common Stock may have the effect of diluting the percentage of stock ownership, book value per share and voting rights of the present holders of the Common Stock. The Amendment also may have the effect of discouraging attempts to take over control of the Company, as additional shares of Common Stock could be issued to dilute the stock ownership and voting power, or increase the cost to, a party seeking to obtain control of the Company. The Amendment is not being proposed in response to any known effort or threat to acquire control of the Company and is not part of a plan by management to adopt a series of amendments to the Certificate and By-Laws having an anti-takeover effect. The Certificate and By-Laws of the Company also contain certain provisions that could have the effect of deterring takeover attempts.

    In accordance with Delaware law, the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote with respect to the Amendment is required to approve the Amendment. Accordingly, abstentions and broker non-votes applicable to shares present at the meeting will have the same effect as votes cast against approval of the amendment. If the Amendment is approved, the Company intends to file the Amendment with the Secretary of State of Delaware as soon as practicable.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE PROPOSED AMENDMENT (ITEM NO. 3 ON THE PROXY CARD).

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
  ----------------------------------------------------------------------------
    The Board of Directors, upon recommendation of the Audit Committee, appointed Ernst & Young LLP as independent public auditors to examine and report on the financial statements of the Company and its subsidiaries and affiliates for the fiscal year ending June 30, 1996, subject to stockholder approval at the annual meeting.

    During the fiscal year ended June 30, 1995, Ernst & Young LLP provided the Company with audit services, including examinations of and reporting on the Company's consolidated financial statements, as well as those of several of its subsidiaries and affiliates and of certain of its employee benefit plans. Audit services also included accounting advisory services and review of filings with the Securities and Exchange Commission and the annual report to shareholders. Ernst & Young LLP also performed certain non-audit services for the Company such as federal, state and local tax advisory services.

    Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will have the opportunity to make any statements they may desire. They also will be available to respond to appropriate questions of the stockholders.

    Ratification of the appointment of Ernst & Young LLP as independent auditors requires the affirmative vote of a majority of the shares of the Company's Common Stock represented at the meeting in person or by proxy.

    THE  BOARD  OF   DIRECTORS  RECOMMENDS  THAT   THE  STOCKHOLDERS  VOTE   FOR
RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE PRINCIPAL INDEPENDENT AUDITORS OF THE COMPANY (ITEM NO. 4 ON THE PROXY CARD).

                           MISCELLANEOUS INFORMATION
  ----------------------------------------------------------------------------
    The Board of Directors and management know of no matters which will be presented for consideration at the meeting other than those stated in the notice of meeting and described in this proxy statement.

DISCRETIONARY VOTING AUTHORITY

    If any matter properly comes before the meeting, the persons named in the accompanying proxy form will vote such proxy in accordance with their judgment regarding such matters, including the election of a director or directors other than those named herein should an emergency or unexpected occurrence make the use of discretionary authority necessary, and also regarding matters incident to the conduct of the meeting.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR THE 1996 ANNUAL MEETING

    For stockholders who may be interested in submitting a resolution for consideration at the 1996 annual stockholders' meeting, the deadline for submitting such proposals in order to be considered for inclusion in the proxy statement is May 10, 1996. The Committee on Directors and Board Affairs considers stockholder recommendations of future nominees for election to the Board of Directors. The By-Laws of the Company provide that a stockholder wishing to nominate a candidate for election to the Board is required to give written notice to the Secretary of the Company of his or her intention to make such a nomination. The notice of nomination must be received by the Company not less than sixty days prior to the stockholder's meeting or within ten days after the Company has mailed to stockholders a notice of annual meeting of stockholders, whichever is later. The notice of nomination is required to contain certain information about both the nominee and the stockholder making the nomination. The Company may require that the proposed nominee furnish other information to determine that person's eligibility to serve as director. A nomination which does not comply with the above procedure will be disregarded. Proposals should be sent to the Secretary of the Company, 2100 Sanders Road, Northbrook, Illinois 60062.

PROXY SOLICITATION AND EXPENSES


    Proxies are solicited by the Board of Directors and management to assure that stockholders who are unable to attend the meeting have the opportunity nonetheless to cast a vote on the issues to come before the meeting. In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegrams by directors, officers and employees of the Company.
Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons, and the Company may reimburse them for reasonable out-of-pocket expenses incurred by them in connection therewith. In addition, the Company has retained Morrow & Co. Inc. to aid in the solicitation, at an estimated cost of $6,500, plus expenses. The cost of all proxy solicitation, including payments to Morrow & Co., Inc. will be borne by the Company.

    The giving of the proxy does not affect the right to vote in person should the stockholder be able to attend the meeting. Such proxy may be revoked at any time prior to the effective exercise thereof by the execution of a subsequent proxy or, if the stockholder attends the meeting and wants to vote in person, by notifying the Secretary at the meeting of his other intention to so vote.

    Prompt execution and return of the proxy is requested in order to assure the presence, in person or by proxy, of the holders of a majority of the shares entitled to vote at the meeting, which is required for a quorum.

By order of the Board of Directors

SENIOR VICE PRESIDENT, SECRETARY
AND GENERAL COUNSEL

Dated: September 8, 1995

                                   EXHIBIT A
                                IMC GLOBAL INC.
                        1988 STOCK OPTION AND AWARD PLAN
               AS AMENDED AND RESTATED EFFECTIVE OCTOBER 19, 1995

  ----------------------------------------------------------------------------
I.  PURPOSE

    The purpose of this plan is to further the growth and success of the Company and its subsidiaries by providing key employees with additional incentive to contribute to such growth and success and by aiding the Company in attracting and retaining such key employees.

II.  ADMINISTRATION OF THE PLAN

    The Board of Directors of the Company shall appoint a committee (the "Committee") of not less than three of its members to administer the Plan. A majority of the members of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the members of the Committee, shall be the acts of the Committee. Each member of the Committee shall be (i) a "disinterested person" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (ii) shall qualify as an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The Committee shall have the power to grant options, stock appreciation rights and awards of Restricted Stock ("Restricted Stock Awards") under the Plan, to interpret the Plan and options, stock appreciation rights and Restricted Stock Awards granted under it, to make regulations and to formulate administrative provisions for carrying out the Plan, and to make all other determinations in connection with the granting of options, stock appreciation rights and Restricted Stock Awards and administration of the Plan.


    The Committee may delegate some or all of its power and authority hereunder to the Chairman and Chief Executive Officer or other executive officer of the Company as the Committee deems appropriate; provided, however, that the Committee may not delegate its power and authority with regard to (i) the grant of an award under this Plan to any person who is a "covered employee" within the meaning of Section 162(m) of the Code and the regulations thereunder who, in the Committee's judgment, is likely to be a covered employee at any time during the period an award hereunder to such employee would be outstanding or (ii) the selection for participation in this Plan of an officer or other person subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an award to such an officer or other person.


III.  STOCK SUBJECT TO THE PLAN

    (a) The stock to be offered for sale by the Company pursuant to exercise of options or which may be delivered upon the exercise of stock appreciation rights or which may be delivered pursuant to Restricted Stock Awards granted under the Plan shall be shares of the authorized Common Stock, par value $1.00 per share, of the Company (hereafter sometimes call the "Stock") and may consist of either unissued shares or shares reacquired by the Company, or a combination of both as the Board of Directors or the Committee may from time to time determine. Subject to the provisions of subsection (b) of this Section 3, the aggregate number of shares of Stock which may be delivered under the Plan shall not exceed 3,000,000 shares, reduced by the sum of the aggregate number of shares of Common Stock (i) that are issued upon the grant of Restricted Stock Awards and (ii) which become subject to outstanding options. To the extent that shares of Common Stock subject to an outstanding option (except to the extent shares of Common Stock are issued or delivered by the Company in connection with the exercise of a stock appreciation right) or Restricted Stock Award are not issued or delivered by reason of the expiration, termination, cancellation or forfeiture of such award or by reason of the delivery or withholding of shares of Common Stock to pay all or a portion of the exercise price of an award, if any, or to satisfy all or a portion of the tax withholding obligations relating to an award, then such shares of Common Stock shall again be available under this Plan.


    Except as set forth in this Section 3, any securities resulting from any stock dividend, stock split, stock distribution or other recapitalization or any substituted securities in the event of any substitution referred to in this
Section 3, shall be subject to the shares covered by the related option, stock appreciation right or Restricted Stock Award pursuant to the Plan including, in the case of a Restricted Stock Award, escrow of such shares or other securities.

                                   EXHIBIT A
                                IMC GLOBAL INC.
                        1988 STOCK OPTION AND AWARD PLAN
               AS AMENDED AND RESTATED EFFECTIVE OCTOBER 19, 1995
                                  (CONTINUED)

  ----------------------------------------------------------------------------

III.  STOCK SUBJECT TO THE PLAN (CONTINUED)
    (b) (1) In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a regular cash dividend, the number and class of securities available under this Plan, the number and class of securities subject to each outstanding option and the purchase price per security, the terms of each outstanding stock appreciation right, and the number and class of securities subject to each outstanding Restricted Stock Award shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding options without an increase in the aggregate purchase price. The decision of the Committee regarding any such adjustment shall be final, binding and conclusive. If any such adjustment would result in a fractional security being (i) available under this Plan, such fractional security shall be disregarded, or (ii) subject to an award under this Plan, the Company shall pay the holder of such award, in connection with the first vesting or exercise of such award, in whole or in part, occurring after such adjustment, an amount in cash determined by multiplying (i) the fraction of such security (rounded to the nearest hundredth) by (ii) the excess, if any, of (A) the fair market value (determined in accordance with Section 6) on the vesting or exercise date over
(B) the exercise price, if any, of such award.

        (2) Notwithstanding any provision in this Plan or any agreement, in the event of a Change in Control in connection with which the holders of Common Stock receive shares of common stock that are registered under Section 12 of the Exchange Act, (i) all outstanding options shall immediately become exercisable in full, (ii) the restrictions applicable to any outstanding Restricted Stock Award shall lapse and (iii) there shall be substituted for each share of Common Stock available under this Plan, whether or not then subject to an outstanding award, the number and class of shares into which each outstanding share of Common Stock shall be converted pursuant to such Change in Control. In the event of any such substitution, the purchase price per share in the case of an option shall be appropriately adjusted by the Committee, such adjustments to be made without an increase in the aggregate purchase price.


        (3) Notwithstanding any provision in this Plan or any agreement, in the event of a Change in Control (other than a Change in Control in connection with which the holders of Common Stock receive consideration other than shares of common stock that are registered under Section 12 of the Exchange Act), each outstanding award shall be surrendered to the Company by the holder thereof, and each such award shall immediately be canceled by the Company, and the holder shall receive within ten days of the occurrence of such Change in Control, a cash payment from the Company in an amount equal to (i) in the case of an option, the number of shares of Common Stock then subject to such option, multiplied by the excess, if any, of the greater of (A) the highest per share price offered to stockholders of the Company in any transaction whereby the Change in Control takes place or (B) the Fair Market Value of a share of Common Stock on the date of occurrence of the Change in Control, over the purchase price per share of Common Stock subject to the option and (ii) in the case of a Restricted Stock Award, the number of shares of Common Stock then subject to such award, multiplied by the greater of (A) the highest per share price offered to stockholders of the Company in any transaction whereby the Change in Control takes place or (B) the Fair Market Value of a share of Common Stock on the date of occurrence of the Change in Control. In the event of a Change in Control, each stock appreciation right shall be surrendered by the holder thereof and shall be canceled simultaneously with the cancellation of the related option. The Company may, but is not required to, cooperate with any person who is subject to Section 16 of the Exchange Act to assure that any cash payment in accordance with the foregoing to such person is made in compliance with Section 16 and the rules and regulations thereunder.

                                   EXHIBIT A
                                IMC GLOBAL INC.
                        1988 STOCK OPTION AND AWARD PLAN
               AS AMENDED AND RESTATED EFFECTIVE OCTOBER 19, 1995
                                  (CONTINUED)

  ----------------------------------------------------------------------------

IV.  ELIGIBILITY

    Any regular salaried employee of the Company or any of its subsidiary companies shall be eligible to receive options, stock appreciation rights and Restricted Stock Awards under the Plan. Members of the Board of Directors of the Company who are not employed in any other capacity as regular salaried employees of the Company or of any subsidiary are not eligible to receive options, stock appreciation rights and Restricted Stock Awards under the Plan.

V.  OFFERING TO DESIGNATED EMPLOYEES


    Subject to the terms of the Plan, the Committee shall have the authority to select the persons to whom options are to be granted under the Plan (it being understood that more than one option may be granted to the same person), the number of shares to be subject to each such option, the option price of such shares, the time or times when each option may be exercised within the limits stated in this Plan, and other terms of the option. An option, or a portion thereof, may be an "incentive stock option" within the meaning of Section 422 of the Code (an "ISO") or an option that is not an ISO (a "Non-Statutory Stock Option"), provided that no ISO may be granted more than ten years after the date on which the stockholders of the Company approve the amendment and statement of the Plan providing for the grant of ISOs hereunder. The Committee shall also have the authority, subject to the terms of the Plan, to determine (i) whether stock appreciation rights are to be granted in conjunction with an option and
(ii) which employees shall receive Restricted Stock Awards, the number of shares to be subject to each such Award and the terms and conditions of such Awards. Each option, stock appreciation right and Restricted Stock Award issued under the Plan may in the discretion of the Committee be covered by an agreement executed on behalf of the Company and the Grantee. Each such Agreement shall be in the form approved by the Committee and shall contain such restrictions, terms and conditions as the Committee may require and as are not inconsistent with the provisions of the Plan. Each option and stock appreciation right shall be deemed to have been granted and shall take effect on the date that the Committee approves the granting of the option or stock appreciation right, or the date the Grantee enters the employ of the Company or a subsidiary, whichever is later, regardless of when the agreement or other document evidencing the option or stock appreciation right is executed and delivered. Each such agreement or other document shall be dated as of the date the option, stock appreciation right or Restricted Stock Award evidenced thereby is granted.


VI.  PRICE


    The option price shall not be less than 100% of the fair market value of the Stock at the time the option is granted; provided, however, that if an ISO shall be granted to any person who, at the time such ISO is granted, owns capital stock possessing more than ten percent of the total combined voting power of all classes of capital stock of the Company (or of any parent or subsidiary) (a "Ten Percent Holder"), the purchase price per share of Common Stock shall be the price (currently 110% of Fair Market Value) required by the Code in order to constitute an ISO. The fair market value at the time the option is granted shall, for purposes of the Plan, be the mean between the highest and lowest prices at which the Stock is traded on the day on which the option is granted, as reflected on the consolidated tape of New York Stock Exchange issues, or if such date is not a trading day, on the first trading day preceding such date. If there are no such sales of Stock on the date the option is granted (or on the first trading day preceding such date, if applicable) the mean between the bid and the asked prices as reflected on the consolidated tape of New York Stock Exchange issues at the close of the market on such day shall be deemed to be the fair market value of the Stock.


VII.  EXERCISE OF OPTIONS

    (a) The period during which an option may be exercised shall be determined by the Committee at the time the option is granted, except (but subject to Section 3) that

         (i) an employee must continue in the employ of the Company and/or one or more of its subsidiaries for a period of not less than one year after the date of grant of the option before he may exercise such option;

                                   EXHIBIT A
                                IMC GLOBAL INC.
                        1988 STOCK OPTION AND AWARD PLAN
               AS AMENDED AND RESTATED EFFECTIVE OCTOBER 19, 1995
                                  (CONTINUED)

  ----------------------------------------------------------------------------

VII.  EXERCISE OF OPTIONS (CONTINUED)
        (ii) not more than 50% of the total number of shares subject to his option may be purchased by an employee during the one-year period beginning on the first anniversary of the date of grant of the option;

        (iii) except as otherwise provided in Section 11, no option shall be exercisable after the Grantee ceases to be an employee of the Company; and

        (iv) no option shall be exercisable more than ten years after its date of grant, PROVIDED, that if an ISO shall be granted to a Ten Percent Holder, such ISO shall not be exercisable more than five years after its date of grant.

    For purposes of the foregoing and Section 11, any Grantee who shall retire from employment with the Company and/or one or more of its subsidiaries prior to the first of the month following his 65th birthday, and who at the time of such retirement shall be committed to render consulting services to the Company and/or one or more of its subsidiaries pursuant to a contract which is approved by the Board of Directors and which in the judgment of the Committee requires that during the period of such contract he be obligated to devote a substantial portion of his time to rendering such services, shall, if the Committee so determines, be deemed for purposes of the Plan to continue in the employment of the Company and/or its subsidiaries so long as his obligation to render consulting services under such contract shall continue in effect, but not beyond three years from the date of his retirement or ten years from the date of grant whichever shall first occur.

    Subject to the foregoing and Section 11, options may be exercised from time to time in whole or in part. Each exercise of an option shall be accomplished by giving written notice of such exercise to the Treasurer of the Company, specifying the number of shares to be purchased and accompanied by payment in full of the purchase price therefor (or arrangement made for such payment to the satisfaction of the Company). An employee to whom an option is granted shall be under no obligation whatsoever to exercise it, and he may exercise the option or not in his discretion.


    (b) Payment for the options exercised shall be either in (i) cash, or check, bank draft or money order (collectively referred to as "cash") to the order of IMC Global Inc. for an amount in United States dollars equal to the total option price for the number of shares upon which options are being exercised, or (ii) shares of Common Stock of the Company (which shall be valued, for this purpose, at a price per share which is the mean between the highest and lowest prices at which the Stock is traded on the exercise date (or, if such date is not a trading day, on the first trading day preceding the exercise date), as reflected on the consolidated tape of New York Stock Exchange issues, or if there are no such sales of Stock on the exercise date (or on the first trading day preceding such date, if applicable), the mean between the bid and the asked prices as reflected on the consolidated tape of New York Stock Exchange issues at the close of the market on such date with a value equal to or less than the total option price, plus cash for an amount in United States dollars equal to the amount, if any, by which the total option price exceeds the value (determined as aforesaid) of such shares of Company stock. Payment of the option exercise price in cash may be made by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise. Payment of the option exercise price by shares of Common Stock shall be either (A) by delivery of previously owned whole shares of Common Stock (which the optionee has held for at least six months prior to delivery of such shares and for which the optionee has good title, free and clear of all liens), (B) by authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered upon exercise of the option of (C) a combination of (A) and (B), in each case to the extent set forth in the agreement relating to the option. The Committee shall have sole discretion to disapprove of an election pursuant to any of clauses
(A)-(C) and in the case of an optionee who is subject to Section 16 of the Exchange Act, the Company may require that the method of making such payment be in compliance with Section 16 and the rules and regulations thereunder. The exercise date as used herein shall mean the business day on which an optionee delivers written notice to the Treasurer of the Company specifying the number of shares the optionee then desires to purchase under options held by such optionee.

                                   EXHIBIT A
                                IMC GLOBAL INC.
                        1988 STOCK OPTION AND AWARD PLAN
               AS AMENDED AND RESTATED EFFECTIVE OCTOBER 19, 1995
                                  (CONTINUED)

  ----------------------------------------------------------------------------

VII.  EXERCISE OF OPTIONS (CONTINUED)
    Payment for shares exercised for Stock and/or cash shall be delivered to the Treasurer of the Company not later than the end of the third business day after the exercise date. In the case of payment by delivery of previously owned shares of Stock, such payment shall be made by delivery of the necessary share certificates, with executed stock powers attached, to the Treasurer of the Company or, if such certificates have not yet been delivered to the optionee by written notice to the Treasurer of the Company requesting that the shares represented by such certificates be applied toward payment as hereinabove provided.

    (c) At the request of a participant, the Company may satisfy any of its tax withholding obligations arising upon the exercise of an option under Federal, State or other tax laws by withholding from the number of shares to be delivered to the Grantee that number of shares equal to the amount of such tax to be withheld. Shares to be withheld under this Section 7(c) shall be valued in accordance with the provisions of Section 7(b) (ii) above. In the alternative, the Grantee may deliver to the Company in whole or partial satisfaction of the Company's tax withholding requirements, previously owned whole shares of Common Stock (which the optionee has held for at least six months prior to delivery of such shares and for which the optionee has good title, free and clear of all liens), which shares shall be valued for such purpose in accordance with the provisions of Section 7(b) (ii) above. The Committee shall have sole discretion to disapprove of an election or request to withhold or deliver shares of Stock in order to satisfy tax withholding obligations and in the case of an optionee who is subject to Section 16 of the Exchange Act, the Company may require that the method of satisfying such obligations be in compliance with Section 16 and the rules and regulations thereunder.

VIII.  STOCK APPRECIATION RIGHTS

    (a) Stock appreciation rights may be granted in conjunction with all or part of any option granted under this Plan, either at the time of the grant of such option or at any subsequent time during the term of the option; provided, however, that any stock appreciation right related to an ISO shall be granted at the same time that such ISO is granted. A "stock appreciation right" is a right to receive, without payment to the Company, a number of shares of Common Stock of the Company and/or cash, as provided in this Section 8, in lieu of the purchase of shares under a related option. A stock appreciation right shall terminate and no longer be exercisable upon the termination of the related option. Stock appreciation rights may be exercised, in accordance with subsection (b) of this Section 8, by a Grantee by surrendering the related option or applicable portion thereof. Upon such exercise and surrender, the Grantee shall be entitled to receive an amount determined in the manner prescribed in subsection (b) of this Section 8. Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related stock appreciation rights have been exercised.

    (b) Stock appreciation rights shall be subject to such terms and conditions not inconsistent with other provisions of the Plan as shall be determined from time to time by the Committee, which shall include the following:

        (1) Stock appreciation rights shall be exercisable at such time or times and only to the extent that the option to which they relate shall be exercisable in accordance with the provisions of Section 7 and this Section 8 of this Plan.

        (2) Upon the exercise of a stock appreciation right, an optionee shall be entitled to receive an amount equal to the excess of the fair market value of one share of Common Stock over the option price per share specified in the related option multiplied by the number of shares in respect of which the stock appreciation right shall have been exercised. If shares of Common Stock are to be delivered for such excess amount, the number of whole shares shall be determined by dividing such excess amount by the fair market value of one share of Common Stock on the date of exercise of the stock appreciation right. No fractional shares shall be issued upon exercise of the stock

                                   EXHIBIT A
                                IMC GLOBAL INC.
                        1988 STOCK OPTION AND AWARD PLAN
               AS AMENDED AND RESTATED EFFECTIVE OCTOBER 19, 1995
                                  (CONTINUED)

  ----------------------------------------------------------------------------

VIII.  STOCK APPRECIATION RIGHTS (CONTINUED)
    appreciation right and no cash shall be paid for such fractional shares. The fair market value of Common Stock on the date of exercise of stock appreciation rights shall be determined in the same manner as the fair market value of Common Stock on the date of grant of an option is determined pursuant to Section 6 hereof.


        (3) The Committee shall have the sole discretion to determine the form in which payment of the amount described in paragraph (2) of this subsection
    (b) will be made (i.e., cash, Common Stock, or any combination thereof).


        (4) The obligation to make payments with respect to stock appreciation rights shall not be funded or secured in any manner.

    (c) Upon the exercise of a stock appreciation right, the option or part thereof to which such stock appreciation right is related shall be deemed to have been exercised for the purpose of the limitation of the number of shares of Common Stock to be issued under the Plan as set forth in Section 3 hereof.

IX.  RESTRICTED STOCK AWARDS

    (a) Restricted Stock Awards are awards of restricted shares of Common Stock which are subject to the terms, conditions and restrictions contained in this Plan and in the Award relating to such shares. Upon the grant of any Restricted Stock Award, the awarded shares shall be registered in the name of the Grantee as soon as reasonably practicable after the award is made, but not until the Grantee has executed an award agreement and any other documents which the Committee in its absolute discretion may require. The awarded shares shall be retained by the Treasurer of the Company, an escrow holder, and the Grantee shall not be required to make any payment of cash consideration for such Award. All such Awards shall be contingent and the rights of the Grantee with respect thereto prior to vesting or forfeiture as provided in this Plan shall be only as set forth in this Plan.

    (b) Unless and until the shares awarded to a Grantee shall have vested as provided in this Section 9, but subject to the provisions of Section 3 where applicable, such shares shall not be sold, transferred or otherwise disposed of or pledged, but the Grantee, after delivery of the shares to the escrow holder, shall have the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto.

    (c) Each Restricted Stock Award shall be granted by the Committee, in its absolute discretion, subject to the provisions of the Plan, and shall contain such terms and conditions as the Committee shall determine consistent with the Plan, but in no event (except as provided in Section 3 hereto) may any portion of a Restricted Stock Award vest prior to one year after the date of grant.

    (d) Upon the forfeiture of any share of Restricted Stock in accordance with the provisions of the Plan, or the terms and conditions of the Award, such share shall automatically be transferred to and reacquired by the Company at no cost to the Company.

    (e) Vested Restricted Stock Awards shall be paid by delivery to the Grantee of certificates for the appropriate number of shares of Common Stock of the Company, registered in his name, free of any restriction or condition other than such restrictions on the resale of such Stock as the Committee, on advice of counsel, may require, which restrictions may be expressed, at the option of the Committee, in a legend on the stock certificate, with appropriate instructions given to the Company's transfer stock agent.

X.  NECESSARY APPROVALS

    Each option and stock appreciation right and Restricted Stock Award shall be subject to the requirement that if at any time the Board of Directors shall determine, in its discretion, that the listing, registration or qualification of the

                                   EXHIBIT A
                                IMC GLOBAL INC.
                        1988 STOCK OPTION AND AWARD PLAN
               AS AMENDED AND RESTATED EFFECTIVE OCTOBER 19, 1995
                                  (CONTINUED)

  ----------------------------------------------------------------------------

X.  NECESSARY APPROVALS (CONTINUED)
shares subject to such option or stock appreciation right or Restricted Stock Award upon any securities exchange or under any state or federal law, or that the consent or approval of any governmental authority, is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares under such option or upon exercise of such stock appreciation right or the award, vesting or delivery of shares covered by a Restricted Stock Award, such option or stock appreciation right may not be exercised in whole or in part, and such Restricted Stock Award shall not be made or vest, and shares thereunder may not be delivered, as the case may be, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors. Any option or stock appreciation right may be exercised only in accordance with the provisions of all applicable law.

XI.  TERMINATION OF EMPLOYMENT

    (a) If an employee ceases to be employed for any reason, whether by his own volition or otherwise, except where termination is due to death, total disability or retirement (as defined in Section 11(c) of this Plan) of the employee, all options and stock appreciation rights held by the employee under this Plan shall be automatically canceled at the time of termination of employment except that any such option and stock appreciation right may be exercised by him within three months after such termination (but not after the expiration of ten years from the date of grant or after the expiration of any other period for exercise made applicable by the Committee at the time of grant) to the extent exercisable by him at the time of such termination; provided, however, that in the case of an ISO, the period of time after such termination of employment shall not be greater than three months. If such an employee dies within such three month period, any such right of exercise of his option or stock appreciation right, respectively, possessed by him on the date of his death shall be transferred and may be exercised as provided in subsection (b) of this Section, unless the option or stock appreciation right by its terms shall provide otherwise.


    (b) If an employee dies while in the employ of the Company or any of its subsidiary companies, any option and stock appreciation right held by him at the time of his death shall be transferred as provided in his will or as determined by the laws of descent and distribution, and may be exercised, to the extent exercisable by him at any time or from time to time within twelve months after the date of death (but not after the expiration of ten years from the date of grant or after the expiration of any other period for exercise made applicable by the Committee at the time of grant) unless the option or stock appreciation right by its terms shall provide a shorter period of time during which the option or stock appreciation right may be exercised after death.



    (c) An employee whose employment terminates because of total disability or retirement (as defined in this subsection) may exercise his option and stock appreciation right, to the extent exercisable by him at the time of such termination, at any time or from time to time within three years after the termination of his employment (but not after the expiration of ten years from the date of grant or after the expiration of any other period for exercise made applicable by the Committee at the time of grant). If such a former employee dies, any such right of exercise of his option or stock appreciation right possessed by him on the date of his death shall be transferred and may be exercised as provided in subsection (b) of this Section unless the option or stock appreciation right by its terms shall provide otherwise. "Retirement", for purposes of this Plan, shall include termination of employment at a time when the Grantee is entitled to an early or normal retirement pension under any retirement plan of the Company.


    (d) If the employment of a Grantee terminates before a Restricted Stock Award is vested in accordance with the Plan, he shall automatically forfeit all shares of Stock then subject to Restricted Stock Awards under the Plan, except to the extent otherwise determined by the Committee in its sole discretion before or after such termination.

                                   EXHIBIT A
                                IMC GLOBAL INC.
                        1988 STOCK OPTION AND AWARD PLAN
               AS AMENDED AND RESTATED EFFECTIVE OCTOBER 19, 1995
                                  (CONTINUED)

  ----------------------------------------------------------------------------

XII.  MISCELLANEOUS

    (a) While an option or stock appreciation right is unexercised, an employee shall have no voting rights or other rights of stockholders with respect to shares which are subject to his option or which he may receive upon exercise of his stock appreciation right. Furthermore, no cash dividends shall accrue or be payable with respect to any such shares. However, an employee shall have full voting and other rights upon the date on which the Committee determines that Stock will be issued to him in connection with the exercise of the stock appreciation right.

    (b) Stock which is subject to options but has not yet been purchased or which may be issued upon exercise of a stock appreciation right has no subscription rights.

    (c) No fractional shares of Stock shall be issued upon exercise of an option or a stock appreciation right and in case a fractional share shall become subject to an option or stock appreciation right by reason of a stock dividend or otherwise, the employee holding such option or stock appreciation right shall not be entitled to exercise it with respect to such fractional share.

    (d) The rights granted to any employee pursuant hereto shall be exercisable, during his lifetime, only by him or by his guardian or legal representative and none of such rights shall be subject to sale, hypothecation, assignment or pledge or be transferable otherwise than by will or intestacy.

    (e) No Grantee of an option, stock appreciation right or Restricted Stock Award shall have any right to be retained in the employ of the Company or a subsidiary thereof by virtue of his participation in the Plan.

    (f) This Plan, each option, stock appreciation right and Restricted Stock Award hereunder and the related agreement, and all determination made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware and construed in accordance therewith without giving effect to principles of conflicts of laws.

XIII.  AMENDMENTS

    Subject to any requirement of stockholder approval required by applicable law, rule or regulation including Rule 16b-3 under the Exchange Act and Section 162(m) of the Code, the Board of Directors shall have the power (i) to make such changes in the Plan and in any option, stock appreciation right or Restricted Stock Award previously granted under the Plan as in the opinion of counsel to the Company may be necessary or appropriate from time to time so that options granted under the Plan will continue to be ISOs or Non-Statutory Stock Options, as the case may be, under the Code as in existence from time to time, and (ii) to make such other changes in the Plan and in any option or stock appreciation right previously granted under the Plan as from time to time the Board deems proper and in the best interests of the Company provided, however, that no amendment shall be made without stockholder approval if such amendment would (a) increase the maximum number of shares of Common Stock available under this Plan (subject to Section 3), (b) reduce the minimum purchase price in the case of an option or the base price in the case of a stock appreciation right, (c) effect any change inconsistent with Section 422 of the Code or (d) extend the term of this Plan. No amendment may impair the rights of a holder of an outstanding award without the consent of such holder.
XIV.  EFFECTIVE DATE AND TERMINATION
    (a) The Plan or any amendment hereto shall become operative and in effect as of the date the Plan or any such amendment is approved by the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the 1995 annual meeting of stockholders.

                                   EXHIBIT A
                                IMC GLOBAL INC.
                        1988 STOCK OPTION AND AWARD PLAN
               AS AMENDED AND RESTATED EFFECTIVE OCTOBER 19, 1995
                                  (CONTINUED)

  ----------------------------------------------------------------------------

    (b) The Plan shall remain in effect until termination by action of the Board. Termination of this Plan shall not affect the rights of employees under the options theretofore granted to purchase Common Stock under the Plan, or the rights of employees pursuant to stock appreciation rights and Restricted Stock Awards theretofore granted under the Plan, and all such options, stock appreciation rights and Restricted Stock Awards shall continue in force and in operation after termination of the Plan, except as they may be terminated through death or other termination of employment in accordance with the terms of the Plan.

XV.  DEFINITIONS OF CERTAIN TERMS REFERENCED HERETO IN THE PLAN

    (a) Change in Control: The term "Change in Control" of the Company when used in this Plan, shall mean, and be deemed to have occurred as of the first day that any one or more of the following conditions have been satisfied.


        (1) the acquisition by any individual, entity or group (a "Person"), including any "person" within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, of beneficial ownership within the meaning of Rule 13d-3 promulgated under the Exchange Act, of 15% or more of either (i) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); excluding, however, the following: (A) any acquisition directly from the Company (excluding any acquisition resulting from the exercise of an exercise, conversion or exchange privilege unless the security being so exercised, converted or exchanged was acquired directly from the Company; (B) any acquisition by the Company, (C) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company (D) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (3) of this definition;



        (2) individuals who, as of the date hereof, constitute the Board of Directors (the "Incumbent Board") cease for any reason to constitute at least a majority of such Board; provided that any individual who becomes a director of the Company subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed a member of the Incumbent Board; and provided further, that any individual who was initially elected as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act, or any other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board shall not be deemed a member of the Incumbent Board;



        (3) approval by the stockholders of the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Corporate Transaction"); excluding, however, a Corporate Transaction pursuant to which (i) all or substantially all of the individuals or entities who are the beneficial owners, respectively, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 60% of, respectively, the outstanding shares of common stock, and the combined voting power of the outstanding securities of such corporation entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or indirectly) in substantially the same proportions relative to each other as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (ii) no Person (other than: the Company; the corporation resulting from such

                                   EXHIBIT A
                                IMC GLOBAL INC.
                        1988 STOCK OPTION AND AWARD PLAN
               AS AMENDED AND RESTATED EFFECTIVE OCTOBER 19, 1995
                                  (CONTINUED)

  ----------------------------------------------------------------------------

XV. DEFINITIONS OF CERTAIN TERMS REFERENCED HERETO IN THE PLAN (CONTINUED) Corporation Transaction; and any Person which beneficially owned, immediately prior to such Corporate Transaction, directly or indirectly, 25% or more of the Outstanding Company Common Stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding securities of such corporation entitled to vote generally in the election of directors and (iii) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

        (4) approval by the stockholders of the Company of a plan of complete liquidation or dissolution of the Company.

    "NON-STATUTORY STOCK OPTION" shall mean a stock option which is not an ISO.

    "PERMANENT AND TOTAL DISABILITY" shall have the meaning set forth in Section 22(e)(3) of the Code or any successor thereto.

    "TERMINATION OF EMPLOYMENT" shall mean the termination of employment by IMC Global Inc. or the Company or its successor company of an employee who is a participant in the Plan, that occurs after a Change in Control (as herein defined) has occurred and is not due to cause and is not voluntary. Termination shall not be deemed to be voluntary if the employee elects to resign because his or her position, responsibility, benefits, or compensation have been adversely changed or diminished.

    This definition is applicable to TERMINATION OF EMPLOYMENT when used in the Plan only when the reference to Section 16 appears along with it.

                                   EXHIBIT A
                                IMC GLOBAL INC.
                        1988 STOCK OPTION AND AWARD PLAN
               AS AMENDED AND RESTATED EFFECTIVE OCTOBER 19, 1995
                                  (CONTINUED)

  ----------------------------------------------------------------------------

XV.  DEFINITIONS OF CERTAIN TERMS REFERENCED HERETO IN THE PLAN (CONTINUED)

    IN WITNESS WHEREOF, IMC Global Inc. has caused this instrument as amended to be executed, effective as of October 19, 1995.


                                          IMC GLOBAL INC.

                                          By
                                          --------------------------------------
                                             Its

(corporate seal)

ATTEST:

By
--------------------------------------
   Its

                                 DIRECTIONS TO
                              OMNI ORRINGTON HOTEL

FROM O'HARE INTERNATIONAL AIRPORT

   From Arrivals Terminal, follow signs "To Chicago." Exit at I-294 NORTH. (There will be a 40 CENTS toll.) Exit at Dempster Street-EAST. Continue east on Dempster approximately 15-20 minutes into Evanston. Proceed under two viaducts and turn left on to Sherman Avenue immediately to downtown Evanston. Four blocks until split, bear right on to Orrington Avenue. 1 1/2 blocks to Omni Orrington Hotel on left.

FROM CHICAGO AND SOUTH


   North on Lake Shore Drive to its end at Hollywood. Right on to Sheridan Road. Continue north into Evanston. (There are many turns, watch for Sheridan Road signs.) Left on Dempster Street to Chicago Avenue. Right on Chicago; four blocks to Davis Street. Left on Davis. One block to Orrington Avenue. Right on Orrington. 1 1/2 blocks to Omni Orrington Hotel on left.


FROM MILWAUKEE AND NORTH

   I-94 East to Old Orchard Road exit-EAST. East through four stop lights to Skokie Boulevard. Right on Skokie (Old Orchard Mall is on right) to Golf Road (next major intersection). Left on Golf; continue 5-7 minutes into Evanston (street changes name to Emerson.) to Sherman Avenue. Right on Sherman. Three blocks to Church Street. Left on Church. Quick left on Orrington Avenue. Stay left to Omni Orrington Hotel.

VIA PUBLIC TRANSPORTATION

   CTA:   Elevated rapid transit  train (the "EL") Purple  line to Davis Street.
   Three blocks east to Omni Orrington Hotel.

     Note: The "Evanston Express" Purple line runs from the Chicago Loop during weekdays at rush hours. At non-rush hour times, take the Red line north to Howard Street. Transfer to the Purple line (same platform).

   METRA COMMUTER  RAILROAD:   North  Line from  Northwestern Station  to  Davis
   Street. 3 1/2 blocks east to Omni Orrington Hotel.

     Note: If arriving in Chicago via Amtrak. Disembark at Union Station. Exit Union Station and cross street to Northwestern Station.

AIRPORT EXPRESS (800) 654-7871

   Shared van service departs O'Hare every 20 minutes between 6:00am and 11:00pm. See ticket agents at baggage claim areas 1E, 2D, and 3E. Cost is approximately $15.00 per person.

TAXI

   Call the following taxi cab companies for a flat rate from the airports:

   Better Cab (708)328-2515
   Magic Cab (708)866-6400
   Northshore Cab: (708)864-7500
   Three-O-Three Cab: (708)256-0303

PARKING IS AVAILABLE AT THE HOTEL.

1710 ORRINGTON AVENUE, EVANSTON, IL 60201-3855      (708) 866-8700    FAX: (708)
866-8724

       Please mark your
 / X / votes as in this
       example.

This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR proposals 1, 2, 3, and 4.

      The Board of Directors recommends a vote FOR proposals 1, 2, 3, and 4.

                 FOR     WITHHELD                                             FOR     AGAINST     ABSTAIN
1. Election of                       2. Ratifying Amendments to 1988 Stock
   five                                 Option and Award Plan
   Directors    /    /    /    /                                             /    /    /    /     /    /

For, except vote withheld from the
following nominee(s):                3. Increased authorized Shares to
                                        100 million                          /    /    /    /     /    /
___________________________________
                                     4. Ratification of Independent Auditors
                                                                             /    /    /    /     /    /

                                     Please check this box if you plan to
                                     attend the Annual Meeting.              /    /

SIGNATURE(s)_______________________ DATE ________ The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournments thereof.


NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                              IMC GLOBAL INC.
            PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
              THE COMPANY FOR ANNUAL MEETING, OCTOBER 19, 1995

 P The undersigned hereby constitutes and appoints Wendell F. Bueche, James D. Speir and Marschall I. Smith and each of them, with full power of
 R substitution, proxies to represent the undersigned at the Annual Meeting of Stockholders of IMC Global Inc. to be held at Omni Orrington Hotel, 1710
 O Orrington Avenue, Evanston, Illinois 60201-3855 on Thursday, October 19, 1995, at 11:00 a.m. Local Time, and at any adjournments thereof, and to
 X vote on all matters coming before said meeting, hereby revoking any proxy heretofore given.
 Y

                                                          Comments: (Such as change of Address)

    Election of Directors Nominees (see reverse side)
                                                          ------------------------------------------
    One Year                     Three Years
    Frank W. Considine           Wendell F. Bueche        ------------------------------------------
    Richard A. Lenon             James M. Davidson
                                 David B. Mathis          ------------------------------------------

You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors recommendations as noted in the proxy statement and on the reverse side. The Proxy Committee cannot vote your shares unless you sign and return this card.
                                                                  ------------
                                                                   SEE REVERSE
                                                                       SIDE
                                                                  ------------